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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 19, 2004
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                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   0-49983                  48-1229851
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


4435 Main Street, Suite 930, Kansas City, Missouri                     64111
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      (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 19, 2004, SCS Transportation, Inc. issued a press release announcing its third quarter 2004 results. A copy of the press release is attached as
Exhibit 99.1 to this Report on Form 8-K.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press release of SCS Transportation, Inc. dated October 19, 2004



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SCS TRANSPORTATION, INC.

                        Date: October 19, 2004       /s/ James J. Bellinghausen
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                                                   James J. Bellinghausen
                                                   Vice President of Finance and
                                                   Chief Financial Officer